UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

CENTERPOINT ENERGY TRANSITION BOND COMPANY IV, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-177662-01	45-3687039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana, Suite 4664B Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the closing of the issuance of $1,695,000,000 aggregate principal amount of 2012 Senior Secured Transition Bonds (the “Bonds”) of CenterPoint Energy Transition Bond Company IV, LLC (the “Company”), the Company is filing with this report certain opinions listed under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Baker Botts L.L.P. relating to the legality of the Bonds

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2012

CENTERPOINT ENERGY TRANSITION BOND COMPANY IV, LLC

By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

5.1	Opinion of Baker Botts L.L.P. relating to the legality of the Bonds

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters